UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 23, 2012

Date of Report (date of earliest event reported)

GIGOPTIX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-153362	26-2439072
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

130 Baytech Drive

San Jose, CA 95134

(Address of principal executive offices)

(408) 522-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

NYSE Amex Listing

On April 23, 2012, the NYSE Amex stock exchange (the “NYSE Amex”) notified GigOptix, Inc. (the “Company”) that it has approved the listing of the Company’s common stock (the “Common Stock”) on the NYSE Amex (the “Listing”).

The Common Stock will continue to trade on the OTC Markets Group Inc.’s highest tier, the OTCQX (“OTCQX”) under the symbol “GGOX” until market close on Tuesday, April 24, 2012. Trading on the NYSE Amex will commence at market open on Wednesday morning, April 25, 2012 under the symbol “GIG”.

The Company has filed a Registration Statement on Form 8-A immediately prior to the filing of this report to effect the Listing.

The Company has also issued a press release on April 23, 2012 regarding the Listing. A copy of the press release is filed as Exhibit 99.1 to this report.

Forward Looking Statements

Statements made in this report, other than statements of historical fact, are forward-looking statements, including any statement that refers to expectations, projections or other characterizations of future events or circumstances and those which can be identified by the use of forward-looking terminology such as “expects,” “plans,” “may,” “should,” “believes” or “anticipates” and other similar expressions. Forward-looking statements are subject to a number of known and unknown risks, which might cause actual results to differ materially from those expressed or implied by such statements.

These risks and uncertainties include whether the listing conditions for listing the Company’s common stock on the NYSE Amex remain satisfied until GigOptix common stock is listed on the NYSE Amex, as well as those risks described in GigOptix’ periodic reports filed with the SEC, and in news releases and other communications. GigOptix disclaims any intention or duty to update any forward-looking statements made in this report.

Extension of Tender Offer Expiration Date

As previously disclosed, the Company has an outstanding offer to purchase up to $2.0 million in value of shares of its common stock, $0.001 par value per share, at a price not greater than $3.10 nor less than $2.85 per Share, net to the seller in cash, less any applicable withholding taxes and without interest (the “Offer”). Due to the circumstances set forth above under the section entitled “NYSE Amex Listing” the Company is extending the expiration date of the offer period of the Offer by 15 business days, to 11:59 p.m., New York City time, on Tuesday, May 15, 2012 (the “Extension”). The Company intends to file Amendment No. 2 to its Schedule TO shortly following the filing of this report for the Extension.

The Company has issued a press release on April 23, 2012 regarding the Extension. A copy of the press release is filed as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release issued by GigOptix, Inc. dated April 23, 2012 related to listing on the NYSE Amex.

Exhibit 99.2	Press release issued by GigOptix, Inc. dated April 23, 2012 related to extension of the tender offer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Dr. Avi Katz
Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: April 23, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release issued by GigOptix, Inc. dated April 23, 2012 related to listing on the NYSE Amex.

Exhibit 99.2	Press release issued by GigOptix, Inc. dated April 23, 2012 related to extension of the tender offer.